Exhibit 99.1

Cypress Contact:

David Szabados

Senior Public Relations Manager

(408) 544-1673

david.szabados@cypress.com

NEWS RELEASE

Cypress Announces Antitrust Clearance in China

SAN JOSE, Calif.,- April 7, 2020—Cypress Semiconductor Corp. (NASDAQ: CY) today announced that Infineon Technologies AG has obtained antitrust clearance from China’s State Administration for Market Regulation (“SAMR”) for Cypress' previously announced merger transaction with Infineon. Cypress expects the merger to close on or about April 16, 2020, pursuant to the terms of the merger agreement.

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About Cypress

Cypress is a leader in advanced embedded solutions for the world’s most innovative automotive, industrial, smart home appliances, consumer electronics and medical products. Cypress’ microcontrollers, wireless and USB-based connectivity solutions, analog ICs, and reliable, high-performance memories help engineers design differentiated products and get them to market first. Cypress is committed to providing customers with the best support and development resources on the planet enabling them to disrupt markets by creating new product categories in record time. To learn more, go to www.cypress.com.

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Cypress and the Cypress logo are registered trademarks of Cypress Semiconductor Corp. All other trademarks are property of their owners.

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Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, including statements with respect to the proposed merger, the benefits of the proposed merger and the anticipated timing of the proposed merger. Forward-looking statements can be generally identified by the use of words such as “anticipate,” “believe,” “plan,” “project,” “estimate,” “forecast,” “expect,” “should,” “intend,” “may,” “could,” “will,” “would,” “outlook,” “future,” “trend,” “goal,” “target,” and similar expressions or expressions of the negative of these terms. These statements reflect only Cypress’s current expectations and are not guarantees of future performance or results.

Forward-looking information involves risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such statements. Specific factors that could cause actual results to differ from results contemplated by forward-looking statements include, among others, the occurrence of any event, development, condition, state of facts, change, effect or other circumstances that could give rise to the termination of the merger agreement or the failure to satisfy conditions to completion of the proposed merger, including that a governmental authority may prohibit, delay or refuse to grant approval for the consummation of the transaction; risks regarding the failure of Infineon to obtain the necessary financing to complete the proposed merger; risks related to disruption of management’s attention from Cypress’s ongoing business operations due to the transaction; the effect of the announcement of the proposed merger on Cypress’s relationships, operating results and business generally; the risk that certain approvals or consents will not be received in a timely manner or that the proposed merger will not be consummated in a timely manner; the risk of exceeding the expected costs of the proposed merger; adverse changes in U.S. and non-U.S. governmental laws and regulations; adverse developments in Cypress’s relationships with its employees; capital market conditions, including availability of funding sources for us; changes in our credit ratings; risks related to our indebtedness, including our ability to meet certain financial covenants in our debt instruments; the risk of litigation, including stockholder litigation in connection with the proposed transaction, and the impact of any adverse legal judgments, fines, penalties, injunctions or settlements; and volatility in the market price of our stock.

Therefore, caution should be taken not to place undue reliance on any such forward-looking statements. We assume no obligation (and specifically disclaim any such obligation) to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. For additional discussion of potential risks and uncertainties that could impact our results of operations or financial position, refer to Part I, Item 1A. Risk Factors in our Annual Report on Form 10-K for the fiscal year ended December 29, 2019 and any subsequent filings with the U.S. Securities and Exchange Commission which are available on our investor relations website at http://investors.cypress.com/financial-information/sec-filings.